METALCLAD CORPORATION
                       2 Corporate Plaza, Suite 125
                     Newport Beach, California  92660

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD NOVEMBER 20, 2000


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of METALCLAD CORPORATION, a Delaware corporation (the "Company"), will be held at the Hyatt Newporter Hotel, Patio Room, 1107 Jamboree Road, Newport Beach, California 92660, on November 20, 2000, at 10:00 A.M. local time, for the following purposes:

1. To elect five members of the Board of Directors to serve until the next Annual Meeting of Stockholders;

2. To ratify the adoption of the Metalclad Corporation 2000 Omnibus Stock Option and Incentive Plan;

3. To consider and act upon the ratification of the appointment of Moss Adams LLP as the independent public accountants of the Company for the year ending December 31, 2000.

4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on October 10, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Only holders of the Company's Common Stock at the close of business on the record date are entitled to vote at the Meeting.

     You are cordially invited to attend the Meeting in person. However, whether you plan to attend or not, we urge you to complete, date, sign, and return the enclosed proxy promptly in the envelope provided, to which no postage need be affixed if mailed in the United States, in order that as many shares as possible may be represented at the Meeting.

                    BY ORDER OF THE BOARD OF DIRECTORS

                           /s/Bruce H. Haglund
                -----------------------------------------
                            Bruce H. Haglund, Secretary

                        Newport Beach, California
                             October 10, 2000

                         YOUR VOTE IS IMPORTANT.
             PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD
      AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
                      THANK YOU FOR ACTING PROMPTLY.


                          METALCLAD CORPORATION
                       2 Corporate Plaza, Suite 125
                     Newport Beach, California  92660

                             PROXY STATEMENT

                             October 20, 2000

             SOLICITATION OF PROXY, REVOCABILITY, AND VOTING

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Metalclad Corporation, a Delaware corporation (the "Company"), to be used at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at the Hyatt Newporter Hotel, Patio Room, 1107 Jamboree Road, Newport Beach, California 92660, on November 20, 2000 at 10:00 A.M. local time, or any adjournment thereof. This Proxy Statement and accompanying form of proxy are first being mailed to stockholders on or about the date shown above.

Revocability

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its exercise by notice in writing to the Secretary of the Company prior to the Meeting or by attending the Meeting and voting in person. Unless the proxy is revoked, the shares represented thereby will be voted as specified at the Meeting or any adjournment thereof.

Solicitation

      This Proxy Statement is being mailed on or about October 20, 2000 in connection with the solicitation of proxies by the Board of Directors of the Company. The entire cost of soliciting proxies will be borne by the Company. Proxies may be solicited by mail or telegraph, or by the directors, officers or regular employees of the Company in person or by telephone without additional compensation for such services.

Vote of Proxies

     Subject to revocation, all shares represented by duly executed proxies will be voted for the election of the nominees named above as directors unless authority to vote for the proposed slate of directors or any individual director has been withheld. With respect to the proposal to approve the appointment of Moss Adams, LLP as the Company's independent accountants, all such shares will be voted for or against, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted for the proposal to ratify the appointment of the accountants. If no choice is indicated, a proxy will not be voted on such proposal. If any other matters are properly presented at the Meeting, the Proxy will be voted in accordance with the best judgment and in the discretion of the Proxy Holders.

Voting and Record Date

     Only stockholders of record of the Company's $.10 par value common stock ("Common Stock") at the close of business on October 10, 2000 will be entitled to notice of and to vote at the Meeting. As of that date, the total number of shares issued and outstanding of Common Stock was 6,167,452.

     In voting on matters other than the election of directors, each share of Common Stock entitles the holder thereof on the record date to one vote at the Meeting. The appointment of the accountants and the ratification of the Stock Option Plan will require the affirmative vote of a majority of the shares present at the Meeting in order to be valid and binding.

     With respect to the election of directors of the Company, the stockholders have cumulative voting rights, whereby any stockholder may multiply the number of shares he is entitled to vote by the number of directors to be elected and allocate his votes among the candidates in any manner he chooses. The five nominees receiving the highest number of votes shall be duly elected. There are no conditions precedent to the exercise of the right to cumulate votes in the election of directors of the Company; stockholders may exercise such cumulative voting rights, either in person or by proxy, with or without advance notice to the Company.

QUORUM AND PRINCIPAL SHAREHOLDERS

     The presence in person or by proxy of the holders of a majority of the total outstanding voting shares is necessary to constitute a quorum at the Meeting. Approval of the proposals to be presented at the Meeting, except for the election of directors (as discussed above), will require the affirmative vote of the holders of a majority of the shares present at the Meeting.

     The following table sets forth certain information as of September 29, 2000 relating to the beneficial ownership of the Company's Common Stock by (i) all persons known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director, director nominee, and officer of the Company, and (iii) all officers and directors of the Company as a group.

Name and Address of                    Amount and Nature of                  Percent
Beneficial Owner (1)                   Beneficial Ownership(1)           of Class (1)(2)
--------------------                   --------------------              ---------------
Grant S. Kesler (3)                         392,500                           6.01%
2 Corporate Plaza, Suite 125
Newport Beach, California 92660


Anthony C. Dabbene (4)                      162,600                           2.57%
2 Corporate Plaza, Suite 125
Newport Beach, California 92660

Bruce H. Haglund (5)                         63,783                           1.02%
2 Park Plaza, Suite 450
Irvine, California  92614

J. Thomas Talbot (6)                         23,333                             *
24 Corporate Plaza
Newport Beach, California 92660

Raymond J. Pacini (7)                        23,733                             *
6 Executive Circle
Suite 250
Irvine, California 92614

Jan Chr. G. Sundt (8)                       531,280                           8.14%
Luddesdown Court Lodge
Luddesdown, Near Cobham
Kent DA13 OXE
England

Oakes, Fitzwilliams & Co. Limited (9)       709,721                          10.32%
7-9 St. James's Place
London SW1A 1EE
England

Wayne & Tamara Mills                      1,200,000                          19.46%
5020 Blake Road South
Edina, Minnesota 55436

All Officers and Directors As a Group (5)   666,949                           9.81%

-----------------------------
Less than one percent.


(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission (the "SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or convertible debt held by that person that are exercisable within 60 days of September 29, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholders' name.

(2)  Based on 6,167,450 shares outstanding as of September 29, 2000.

(3) Includes 359,500 shares issuable upon exercise of stock options exercisable within 60 days at prices ranging from $3.00 to $22.50 per share.

(4) Includes 150,000 shares issuable upon exercise of stock options exercisable within 60 days at prices ranging from $3.00 to $36.25 per share.

(5) Includes 63,133 shares issuable upon exercise of stock options exercisable within 60 days at prices ranging from $2.50 to $22.50 per share.

(6) Includes 23,333 shares issuable upon exercise of stock options exercisable within 60 days at prices ranging from $2.50 to $3.00 per share.

(7) Includes 23,333 shares issuable upon exercise of stock options exercisable within 60 days at prices ranging from $2.50 to $3.00 per share.

(8) Includes debt conversion rights to a minimum of 358,480 shares exercisable within 60 days.

(9) Includes warrants to purchase 709,721 shares exercisable within 60 days at $3.50 per share.


ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the directors or the stockholders shall determine the number of directors. The directors have set the number of directors for the ensuing year at seven. Five members of the Board of Directors are to be elected at the Meeting. Vacancies on the Board during the year may be filled by the majority vote of the directors in office at the time of the vacancy without further action by the stockholders.

     The Board of Directors has nominated Anthony C. Dabbene, Grant S. Kesler, Bruce H. Haglund, J. Thomas Talbot and Raymond J. Pacini for election as directors for the ensuing year.

     It is the intention of the persons named in the enclosed form of proxy to vote such proxies for the election of the nominees listed herein. The proposed nominees are willing to serve for the ensuing year, but in the event any nominee at the time of election is unable to serve or is otherwise unavailable for election, it is intended that votes will be cast pursuant to the accompanying proxy for substitute nominees designed by the Board of Directors.

     Cumulative voting applies to the election of directors. The five nominees receiving the highest number of votes shall be duly elected.

Information about Nominees and Directors

     The following sets forth certain information for each person who is a director or nominated for election to the Board of Directors:

                                 Director
                                or Officer           Current Position
Name                   Age        Since              With the Company
--------------------------------------------------------------------------
Grant S. Kesler        57          1991        President, Chief Executive
                                               Officer, Director

Anthony C. Dabbene     49          1996        Chief Financial Officer,
                                               Director

Bruce H. Haglund Esq.  49          1993        Secretary, Director

J. Thomas Talbot       64          1999        Director

Raymond J. Pacini      44          1999        Director


     Grant S. Kesler has served as a Director of the Company since February 1991 and has been Chief Executive Officer since May 1991. From 1982 to May 1991, he was employed by Paradigm Securities, Inc., a company he formed in 1982. In 1975, he was General Counsel to Development Associates, a real estate development firm. Earlier, he was engaged in the private practice of law, served as an assistant attorney general for the State of Utah, and served as an intern to the chief justice of the Utah Supreme Court.

     Anthony C. Dabbene has been the Chief Financial Officer for the Company since January 1996 and a Director since May 1997. Prior to his employment with the Company, Mr. Dabbene was employed by LG & E Energy Corp. for 10 years, including service as Vice President and Controller to the Energy Services Group. From 1973 to 1985, he was employed by EBASCO Services Incorporated, where he was Manager - Finance and Administration for the Western region from 1981 to 1985.

     Bruce H. Haglund has served as Secretary-General Counsel of the Company since 1983 and served as a Director of the Company from 1983 to July 1991 and again in 1999. Mr. Haglund is a principal in the law firm of Gibson, Haglund & Paulsen in Orange County, California where he has been engaged in the private practice of law since 1980. He is also a member of the Boards of Directors of Aviation Distributors, Inc., HydroMaid International, Inc., Renaissance Golf Products, Inc. and Liquitek Enterprises, Inc.

     J. Thomas Talbot has been a Director since 1999. Mr. Talbot is the owner of The Talbot Company, an investment and asset management company and has been the Chief Executive Officer of HAL, Inc., the parent company of Hawaiian Airlines. He currently serves on the boards of directors of The Hallwood Group, Inc., Fidelity National Financial, Inc., California Coastal Communities, Inc., Competisys LLC and The Pacific Club.

     Raymond J. Pacini has been a Director since 1999 and is the President, Chief Executive Officer, and a Director of California Coastal Communities, Inc. (formerly Koll Real Estate Group, Inc.), where he has been since 1990. Prior to 1998, he was the Executive Vice President and Chief Financial Officer of Koll Real Estate Group, Inc.

Committees and Compensation of the Board of Directors

     The Board of Directors held four meetings during the period January 1, 1999 to December 31, 1999. Each director attended at least 75% of the total number of Board Meetings held during the year ended December 31, 1999. Board members who are not employees or consultants to the Company are presently entitled to receive $1,000 for their attendance at Board meetings and committee meetings, with a minimum annual fee of $10,000, and members of the Board of Directors have received non-statutory stock options pursuant to the Company's Non-Qualified Stock Option Plan, non-statutory stock options granted other than pursuant to a plan, the Company's 1992 Omnibus Stock Option and Incentive Plan, and the 1993 Omnibus Stock Option and Incentive Plan, and the 1997 Omnibus Stock Option and Incentive Plan.

     In November 1992, the Board approved the creation of an Executive Committee authorized to be comprised of up to five members of the Board. The Executive Committee has all the powers and authority of the Board in the management of the business and affairs of the Company, including, without limitation, the power and authority to authorize the issuance of stock, except with respect to (i) approval of any action which also requires stockholders' approval or approval of the outstanding shares;
(ii) filling of vacancies on the Board or in any committee; (iii) fixing compensation of the directors for serving on the Board or on any committee; (iv) amendment or repeal of Bylaws of the adoption of new Bylaws; (v) amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable; (vi) declaring distributions to the stockholders of the Company except at a rate or in a periodic amount or within a price range determined by the Board; (vii) appointment of members of other committees of the Board. Messrs. Kesler and Dabbene are members of the Executive Committee and will continue as members conditioned upon their re-election to the Board for the ensuing year.

     Messrs. Pacini, Talbot and Haglund are members of the Audit Committee conditioned upon their re-election to the Board. The duties of the Audit Committee are to review with the Company's independent auditors the results of the audit engagement, review the adequacy of the Company's system of accounting controls, approve the services rendered by the independent auditors, and examine the range of audit and non-audit fees. The Audit Committee met twice during the twelve months ended December 31, 1999.

     Messrs. Pacini, Talbot and Haglund are members of the Compensation Committee conditioned upon their re-election to the Board. The duties of the Compensation Committee are to evaluate and recommend to the Board of Directors compensation structures for key executive personnel. The Compensation Committee met once during the year ended December 31, 1999.

Executive Officers

     The following lists the names, ages, and position of the Company's current executive officers:

                                 Officer           Current Position
Name                   Age        Since            With the Company
--------------------------------------------------------------------------
Grant S. Kesler        57          1991        President, Chief Executive
                                               Officer, Director

Anthony C. Dabbene     49          1996        Chief Financial Officer,
                                               Director

Bruce H. Haglund Esq.  49          1993        Secretary, General Counsel,
                                               Director


Robert D. Rizzo        54          1999        President, Metalclad
                                               Insulation Corp.


     Grant S. Kesler.  See "Information about Nominees and Directors."

     Anthony C. Dabbene.  See "Information about Nominees and Directors."

     Bruce H. Haglund.  See "Information about Nominees and Directors."

     Robert D. Rizzo joined the Company as President of Metalclad
Insulation in November 1999. Prior to joining Metalclad, Mr. Rizzo was project manager for major projects at PDG Environmental, Inc. He has over 25 years experience in finance, engineering and construction. Mr. Rizzo has a B.S. in Civil Engineering and an M.B.A.

Executive Compensation for the Year Ended December 31, 1999

     The following table sets forth for the year ended December 31, 1999, the year ended December 31, 1998, and the year ended December 31, 1997, information with respect to compensation paid by the Company to the Chief Executive Officer and each of the other highly compensated executive officers of the Company.

Summary Compensation Table

                                     Annual Compensation              Long-Term Compensation
                              --------------------------------    -------------------------------   --------
                                                       Other             Awards
                                                                  --------------------    Payouts/
                              Year   Salary    Bonus   Annual     Restricted   Options/     LTIP        All
                               (1)     ($)      ($)    Compen-      Stock       SARS      Payouts      Other
Name and Principal Position                            sation        ($)        (#)         ($)         (1)
---------------------------   --------------------------------    -------------------------------   --------
Grant S. Kesler, C.E.O.       1999   250,000   50,000  25,920
                              1998   250,000   50,000    --
                              1997   250,000   50,000    --



Anthony C. Dabbene, C.F.O.    1999   180,000   36,000    --
                              1998   180,000   36,000    --
                              1997   160,000   36,000    --



Robert D. Rizzo, President,   1999    14,375(2)  --      --
M.I.C.


--------------

     (1) The remuneration described in the table does not include the cost to the Company of benefits furnished to the named executive officers, including premiums for health insurance and other personal benefits provided to such individual that are extended to all employees of the Company in connection with their employment.

     (2) Mr. Rizzo started with the Company on November 16, 1999.  Amount shown reflects actual 1999 compensation paid based on an annual salary of $115,000.


Employment Agreements

     In January 1998, the Compensation Committee of the Company approved employment agreements for Messrs. Kesler and Dabbene. The contracts are for a three-year period, effective January 1, 1998 and call for annual salaries of $250,000 and $180,000, respectively. The contracts also include minimum bonus amounts of $50,000 and $36,000, respectively. The contracts are automatically renewed on January 1 unless terminated by the Company and contain incentive provisions as determined by the Compensation Committee. Additionally, the contracts contain a "special bonus" provision tied to the Company's success in its arbitration with the United Mexican States under the NAFTA. This provision provides Messrs. Kesler and Dabbene a special bonus of 2 1/2% and 1%, respectively, of any award of damages to the Company under this proceeding.

Options Granted in 1999

     In March 1999, upon their appointment to the Board of Directors, Messrs. Haglund, Talbot and Pacini were each granted 10,000 non-statutory stock options, exercisable at $2.50 per share. The options vest ratably over a three-year period on the anniversary date of the grant and expire on March 22, 2009.

     In August 1999, the Board of Directors approved the grant of non-qualified stock options, exercisable at $3.00 per share to the following officers and directors: Mr. Kesler, 170,000 shares; Mr. Dabbene, 100,000 shares; Mr. Haglund, 20,000 shares; Mr. Pacini, 20,000 shares; and Mr. Talbot, 20,000 shares. Such options are fully vested and expire August
24, 2009. In February 1999, Messrs. Kesler and Dabbene were also granted common stock in the amounts of 18,000 and 12,500 shares, respectively.
These shares were issued for services rendered to the Company for which these individuals had not been otherwise compensated. The price per share at date of approval was $2.80.

Options Granted in 2000

     In September 2000, the Board of Directors adopted a resolution to grant options to purchase 520,000 shares of common stock exercisable at $3.00 per share, vesting over a three-year period, as follows: Mr. Kesler, 250,000 shares; Mr. Dabbene, 200,000 shares; Mr. Rizzo, 10,000 shares; and Messrs. Haglund, Talbot and Pacini 20,000 each. Granting of these options is subject to the approval of the Metalclad Corporation 2000 Omnibus Stock Option and Incentive Plan at the annual shareholders meeting on November 20, 2000.

Aggregated Option/SAR Exercises in the year ended December 31, 1999, and Option Values at December 31, 1999

     The following table sets forth the number of options, both exercisable and unexercisable, held by each of the named executive officers of the Company and the value of any in-the-money options at December 31, 1999 (assuming a market value of $5.6875 on December 31,
1999):

                                           Number of         Value of
                                          Unexercised      in-the-Money
                                           Options at       Options at
                                          December 31,     December 31,
                     Shares                  1999             1999
                    Acquired    Value        ----             ----
                  on Exercise  Realized   Exercisable/     Exercisable/
                      (#)        ($)     Unexercisable    Unexercisable
--------------------------------------------------------------------------

Grant S. Kesler       -0-       $-0-     359,500/-0-      $456,875/$-0-
Anthony C. Dabbene    -0-       $-0-     150,000/-0-      $268,750/$-0-
Bruce Haglund         -0-       $-0-      59,800/10,000   $ 53,750/$31,875

Stock Option Plans

     1992, 1993 and 1997 Omnibus Stock Option and Incentive Plans. On August 18, 1992, the Board of Directors of the Company adopted the 1992 Omnibus Stock Option Plan (the "1992 Plan") which was approved by the stockholders on November 13, 1992. On March 24, 1993, the Board of Directors of the Company adopted the 1993 Omnibus Stock Option Plan (the "1993 Plan"). On May 15, 1997, the stockholders adopted the 1997 Omnibus Stock Option and Incentive Plan. The 1992 Plan, the 1993 Plan and the 1997 Plan (together hereinafter referred to the " Plans") are intended to provide incentive to key employees and directors of, and key consultants, vendors, customers, and others expected to provide significant services to, the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company and its subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the Company. Pursuant to the terms of the Plans, the following types of incentives may from time to time be granted on a discretionary basis by the Board or the Committee: incentive stock options ("Incentive Stock Options"), non-statutory stock options (" Nonstatutory Stock Options"), purchase rights ("Purchase Rights"), stock appreciation rights ("Stock Appreciation Rights"), performance awards ("Performance Awards"), dividend rights ("Dividend Rights"), and stock payments ("Stock Payments"), referred to hereinafter singly as "Award" and collectively as "Awards", as the context may require. The Plans also provide for the grant of Incentive Stock Options and Nonstatutory Stock Options to members of the Board of Directors on a "formula award" basis as provided in Rule 16b-3 of the Securities Exchange Act of 1934 ("Rule 16b-3").

     As of the date of this Proxy Statement, stock options for the purchase of 39,500, 33,100 and 390,000 shares, exercisable at a range of $2.50-$45.00 per share, are outstanding pursuant to the 1992 Plan, the 1993 Plan and the 1997 Plan, respectively.

     As of the date of this Proxy Statement, options granted pursuant to the 1992 Plan, the 1993 Plan and the 1997 Plan for the purchase of 37,800, 26,080 and 350,000 shares, respectively, were vested.

     In addition, the Company has granted non-qualified options from time to time not pursuant to any plan including non-qualified stock options granted to the following officers and directors: Grant S. Kesler, 50,000 options exercisable at $16.50 per share granted in January 1997 and 80,000 options exercisable at $15.00 per share granted in February 1998; Anthony C. Dabbene, 5,000 options exercisable at $36.25 per share granted in January 1996 and 35,000 options exercisable at $15.00 per share granted in February 1998; and Bruce H. Haglund, 15,000 options exercisable at $22.50 per share granted in March 1995 and 2,500 options exercisable at $15.00 per share granted in February 1998. As of the date of this Proxy, total options granted not pursuant to any plan were 450,200 exercisable at a range of $12.50-$45.00 per share with 450,200 being vested.

     The Plans provide for administration by the Board in compliance with Rule 16b-3, or by a Committee (the "Committee") appointed by the Board, which Committee must be constituted to permit the Plans to comply with Rule 16b-3, and which must consist of not less than two members, each of whom has not participated in the Plans by way of receipt of any discretionary grant of an Award, and who will not so participate while serving as a member of the Committee, and each of whom has not participated under any other plan or have received options of the Company during the year preceding adoption of the 1992 Plan, the 1993 Plan or the 1997 Plan by the stockholders at the Meeting. A member of the Board or a Committee member may in no event participate in any determination relation to Awards held by or to be granted on a discretionary basis to such Board or Committee member.

     All employees of the Company or of a subsidiary of the Company, who may be officers or directors of the Company, and consultants, vendors, customers, and others expected to provide significant services to the Company or any of its subsidiaries, are eligible to participate in the Plans. No Incentive Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Company or a subsidiary, and except that no Nonstatutory Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Company or a subsidiary other than upon a vote of a majority of disinterested directors finding that the value of the services rendered or to be rendered to the Company or a subsidiary by such non-employee director or non-employee consultant, vendor, customer, or other provider of services is at least equal to the value of the options granted.

     The aggregate number of shares of the Company's authorized but unissued Common Stock which may be issued as an Award or which may be issued upon exercise of an Incentive Stock Option or Nonstatutory Stock Option under the 1992 Plan may not exceed 160,000 shares. The number of shares subject to unexercised options, Stock Appreciation Rights or Purchase Rights granted under the 1992 Plan (plus the number of shares previously issued under the 1992 Plan) may not at any time exceed the number of shares available for issuance under the 1992 Plan. The aggregate number of shares of the Company's authorized but unissued Common Stock which may be issued as an Award or which may be issued upon exercise of an Incentive Stock Option or non-statutory stock option under the 1993 Plan may not exceed 100,000 shares. The number of shares subject to unexercised options, Stock Appreciation Rights or Purchase Rights granted under the 1993 Plan (plus the number of shares previously issued under the 1993 Plan) may not at any time exceed the number of shares available for issuance under the 1993 Plan. The aggregate number of shares of the Company's authorized but unissued Common Stock which may be issued as an Award or which may be issued upon exercise of an Incentive Stock Option or non-statutory stock option under the 1997 Plan may not exceed 600,000 shares. The number of shares subject to unexercised options, Stock Appreciation Rights or Purchase Rights granted under the 1997 Plan (plus the number of shares previously issued under the 1997 Plan) may not at any time exceed the number of shares available for issuance under the 1997 Plan.

     In the event that any unexercised option, Stock Appreciation Right or Purchase Right, or any portion thereof, for any reason expires or is terminated, or if any shares subject to a restricted stock Award do not vest or are not delivered, the unexercised or unvested shares allocable to such Award may again be made subject to any Award.

     Options. Incentive Stock Options and Nonstatutory Stock Options (together hereinafter referred to as "Option" or "Options", unless the context otherwise requires) must be evidenced by written stock option agreements in such form as the Committee may from time to time determine. Each Option must state the number of Shares to which it pertains and must provide for the adjustment thereof if the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment.
In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of the Award.

     The exercise price in the case of any Incentive Stock Option may not be less than the fair market value on the date of grant and, in the case of any Option granted to an optionee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, may not be less than 110% of the fair market value on the date of grant. The exercise price in the case of any Nonstatutory Stock Option may not be less than 85% of the fair market value on the date of grant.

     The purchase price is be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option agreement so provides, the purchase price may be paid (i) by the surrender of Shares in good form for transfer, owned by the participant and having a fair market value on the date of exercise equal to the purchase price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the fair market value of the Shares so surrendered equals the purchase price, (ii) by cancellation of indebtedness owed by the Company to the participant, (iii) with a full recourse promissory note executed by the participant, or (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note may be determined by the Board or the Committee. The Board or Committee may require that the participant pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event may the stock certificate(s) representing such Shares by released to the participant until such note shall be been paid in full.

     Each Option must state the time or times which all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of 10 years from the date it was granted, and no Option granted to an optionee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company may be exercisable after the expiration of five years from the date it was granted. During the lifetime of a participant in the Plans, the Option may be exercisable only by that participant and may not be assignable or transferable. In the event of the participant's death, the Option may not be transferable by the participant other than by will or the laws of descent and distribution.

     Within the limitations of the Plans, the Board or Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. No modification of an Option may, without the consent of the participant, alter or impair any rights or obligations under any Option previously granted.

     In the case of Incentive Stock Options granted under the Plans, the aggregate fair market value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any participant for the first time during any calendar year (under the Plans and all other plans maintained by the Company may not exceed $100,000. The Board or Committee may, however, with the participant's consent, authorize an amendment to the Incentive Stock Option which renders it a Nonstatutory Stock Option.

     The stock option agreements authorized under the Plans may contain such other provisions not inconsistent with the terms of the Plans (including, without limitation, restrictions upon the exercise of the Option) as the Board or the Committee shall deem advisable.

     Restricted Stock Purchase Agreements. Restricted stock purchase rights (hereinabove defined as "Purchase Rights") must be evidenced by written stock purchase agreements in such form as the Committee must from time to time determine. Each Purchase Right must state the number of Shares to which it pertains and may provide for the adjustment thereof in the event that the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of the Award.

     Each agreement must state the purchase price per Share at which the Purchase Right may be exercised, which may not be less than the fair market value of a Share on the date on which the Purchase Rights are granted. Unless the Board or Committee otherwise determines, the purchase price per Share at which any Purchase Right granted under the Plans may be exercised may not be less than the fair market value of a Share as of the date on which the Purchase Right is granted, less a discount equal to not more than 75% of such value.

     Purchase Rights must be exercised within 60 days after the later to occur of (i) Board approval of the grant of the Purchase Right or (ii) delivery of notice of such grant. Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner and must expire immediately upon the death of the participant or the termination of such participant's employment with the Company.

     The purchase price must be payable in full in United States dollars upon exercise of the Purchase Right; provided, however, that if the applicable agreement so provides, the purchase price may be paid (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Purchase Right and having a fair market value on the date of exercise equal to the purchase price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the fair market value of the Shares so surrendered equal the Purchase Price, or (ii) with a full recourse promissory note executed by the participant. The interest rate and other terms and conditions of such note must be determined by the Board or the Committee. The Board or Committee may require that the participant pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event may the stock certificate(s) representing such Shares be released to the participant until such note has been paid in full. In the event the Company determines that it is required to withhold state or Federal income tax as a result of the exercise of a Purchase Right, as a condition to the exercise thereof, a participant may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements. In addition, the participant must agree to immediately notify the Company if he or she files an election pursuant to Section 83(b) of the Internal Revenue Code with respect to receipt of the Shares.

     Within the limitations of the Plans, the Board or the Committee may modify, extend or renew outstanding Purchase Rights or accept the cancellation of outstanding Purchase Rights (to the extent not previously exercised) for the granting of new Purchase Rights in substitution therefor. The foregoing notwithstanding, no modification of a Purchase Right may, without the consent of the participant, alter or impair any rights or obligations under any Purchase Right previously granted.

     In the event of the voluntary or involuntary termination or cessation of employment or association of a participant with the Company or any Subsidiary for any reason whatsoever, with or without cause (including death or disability), the Company may, upon the date of such termination, have an irrevocable, exclusive option to repurchase (the "Repurchase Option") all or any portion of the Shares held by the Employee that are subject to the Repurchase Option as of such date at the original purchase price.

     Initially, all of the Shares must be subject to the Repurchase Option. Thereafter, the Repurchase Option must lapse and expire, or "vest," as to a specified number of the Shares in accordance with a schedule to be determined by the Board or the Committee, as the case may be, which must be attached to the stock purchase agreement to be entered into between the participant and the Company. All Shares which continue to be subject to the Repurchase Option are sometimes hereinafter referred to as "Unvested Shares." Within 90 days following the date of the Participant's termination of employment by the Corporation, the Corporation shall notify the Employee as to whether it wishes to repurchase the Unvested Shares pursuant to the exercise of the Repurchase Option. If the Corporation elects to repurchase said Unvested Shares, it must set a date for the closing of the transaction at the Executive Offices of the Corporation, not later than 30 days from the date such notice.

     Except for transfers to participant's descendants and spouses, the participant may not transfer by sale, assignment, hypothecation, donation, or otherwise any of the Shares or any interest therein prior to the release of such Shares from the Repurchase Option. The Company's Repurchase Option may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations. Each stock purchase agreement entered into as provided herein must provide for a right of first refusal and option on the part of the Company to purchase all or any part of any Shares which are no longer subject to the Repurchase Option which the participant purposes to sell, transfer or otherwise dispose of (except for transfers to participant's descendants and spouses) on the condition that: (a) the participant must notify the Company in writing of any proposed sale, transfer or other disposition of any of the Shares, specifying the proposed transferee, the number of Shares proposed to be transferred, and the price at which such Shares are to be sold, transferred or otherwise disposed; (b) the Company must have a period of 30 days from receipt of such notice to notify the participant in writing as to whether or not the Company elects to purchase all or a specified portion of such Shares at the lower of (i) price per share set forth in the notice given by the participant, or (ii) the fair market value for a share of the Company's Common Stock, without restrictions, on the date on which the notice is given by participant to the Company, less in either case an amount equal to the discount, if any; (c) if the Company elects not to purchase all of the Shares specified in the notice, the participant may sell, transfer or otherwise dispose of the remaining Shares in strict accordance with the terms specified in the notice within 90 days following the date of the notice. Any transferee of any of such Shares (other than the Company) will take and acquire all of such Shares subject to the continuing right o firs refusal and option on the part of the Company to purchase all or any portion of such Shares from the transferee on all of the same terms and conditions as are set forth in the stock purchase agreement, unless the participant shall have paid to the Company, out of the proceeds from the sale of such Shares or otherwise, an amount equal to the lesser of (i) the discount or (ii) the amount by which the fair market value for a share of the Company Common Stock, without restrictions, on the date on which the notice is given by participant to the Company exceeds the price per Share paid by the participant for such Shares.

     Stock Appreciation Rights. Stock Appreciation Rights related or unrelated to Options or other Awards may be granted to eligible employees:
(i) at any time if unrelated to an Award or if related to an Award other than an Incentive Stock Option; or (ii) only at the time of grant of an Incentive Stock Option if related thereto. A Stock Appreciation Right may extend to all or a portion of the shares covered by a related Award.

     A Stock Appreciation Right granted in connection with an Award may be exercisable only at such time or times, and to the extent, that a related Award is exercisable. A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercisable only when the fair market value of the stock subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option. Upon the exercise of a Stock Appreciation Right, and if such Stock Appreciation Right is related to an Award surrender of an exercisable portion of the related Award, the participant shall be entitled to receive payment of a amount determined by multiplying the difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Award, or if such Stock Appreciation Right is unrelated to an Award, from the fair market value, book value or other measure specified in the Award of such Stock Appreciation Right of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by the number of shares as to which such Stock Appreciation Right has been exercised.

     The Board or the Committee, as the case may be, in its sole discretion, may require settlement of the amount determined under paragraph (i) above solely in cash, solely in shares of Common Stock valued at fair market value, or partly in such shares and partly in cash. Each Stock Appreciation Right and all rights and obligations thereunder must expire on such date as shall be determined by the Board or the Committee, but not later than 10 years after the date of the Award thereof, and must be subject to earlier termination as provided in the Plans.

    Performance Awards. One or more Performance Awards may be granted to any eligible employee. The value of such Awards may be linked to the market value, book value or other measure of the value of the Common stock or other specific performance criteria determined appropriate by the Board or the Committee, in each case on a specified date or over any period determined by the Board or the Committee, or may be based upon the appreciation in the market value, book value or other measure of the value of a specified number of shares of Common stock over a fixed period determined by the Board or the Committee. In making such determinations, the Board or the Committee may consider (among such other factors, as it deems relevant in light of the specific type of award) the contributions, responsibilities, and other compensation of the participant.

     Dividend Equivalents. A participant may also be granted Dividend Rights based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the date of grant of the Award and the date such Award is exercised, vests or expires, as determined by the Board or the Committee. Such Dividend Rights may be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board or the Committee.

     Stock Payments. The Board or the Committee may approve Stock Payments to eligible employees who elect to receive such payments in the manner determined from time to time by the Board or the Committee. The number of shares must be determined by the Board or the Committee and may be based upon the fair market value, book value or other measure of the value of such shares on the date the Award is granted or on any date thereafter.

     Loans. The Company may, with the Board's or the Committee's approval, extend one or more loans to participants in connection with the exercise or receipt of outstanding Awards granted under the Plans. Such loans are subject to the following conditions: (i) the principal of the loan may not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plans less the aggregate par value of any Common Stock deliverable on such event, and the loan proceeds must be paid directly to the Corporation in consideration of such exercise or receipt; (ii) the initial term of the loan must be determined by the Board or the Committee; provided that the term of the loan, including extensions, may not exceed a period of ten years; (iii) the loan must be with full recourse to the participant, must be evidenced by the participant's promissory note and must bear interest at a rate determined by the Board or the Committee but not less than the Company's average cost of funds as of a date within 31 days of the date of such loan, as determined by the Board or the Committee; and iv) in the event a participant terminates his or her employment at the request of the Company, the unpaid principal balance of the note must become due and payable on the tenth business day after such termination; provided, however, that if a sale of such shares would cause such participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance may become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the participant subsequent to such termination. In the event a participant terminates employment other than at the request of the Company, the unpaid principal balance of the note becomes due and payable six months after the date of such termination.

     Termination, Suspension and Amendment. The Board of Directors or the Committee may, at any time, suspend, amend, modify of terminate the Plans (or any part thereof) and may, with the consent of the recipient of an Award, authorize such modifications of the terms and conditions of such participant's Award as it shall deem advisable. However, no amendment or modification of the Plans may be adopted without approval by a majority of the shares of the Common Stock represented (in person or by proxy) at a meeting of stockholders at which a quorum is present and entitled to vote thereat, if such amendment or modification would materially increase the benefits accruing to participants under the Plans within the meaning of Rule 16b-3 under the Exchange Act or any successor provision; materially increase the aggregate number of shares which may be delivered pursuant to Awards granted under the Plans; or materially modify the requirements of eligibility for participation in the Plans.


Compliance With Section 16 (a) of the Exchange Act

     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16 (a) forms they file. The Company believes that all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with.


Section 401(k) Plan

     In December 1989, the Company adopted a tax-qualified cash or deferred profit sharing plan (the "401(k) Plan") covering all employees who have completed six months of continuous service prior to a plan entry date. Pursuant to the 401(k) Plan, eligible employees may make salary deferral (before tax) contributions of up to 15% of their total compensation per plan year up to a specified maximum contribution as determined by the Internal Revenue Service. The 401(k) Plan also includes provisions which authorize the Company to make discretionary contributions. Such contributions, if made, are allocated among all eligible employees as determined under the 401(k) Plan. The trustees under the 401(k) Plan invest the assets of each participant's account attributable to the Company's contribution in an equity fund or guaranteed income fund until the participant is fully vested. The trustees invest the assets at the direction of such participant for the portion attributable to the participant's contribution and the portion attributable to the Company's contribution if the participant is fully vested. No contributions were made to the 401(k) Plan during the year ended December 31, 1999.


Certain Relationships and Related Transactions

     In October 1994, in consideration of extraordinary contributions to the Company, including but not limited to the pledge of 75,500 shares of common stock of the Company owned by them to facilitate necessary financings for the Company, the board of Directors approved a loan of $370,000 to each of Mr. Kesler and Mr. Neveau. Such borrowings are due 30 days after demand and bear annual interest at the prime rate of interest plus 7%. In February 1996 Messrs. Kesler and Neveau each repaid $150,000 to the Company. In March 1996, the notes were amended to modify the loan principal between Messrs. Kesler and Neveau as well as to adjust the interest rates, effective March 1, 1996 to a variable rate based upon the Company's quarterly investment rate. Repayment of these notes has been extended until completion of the NAFTA arbitration. Mr. Kesler's note is secured by his employment agreement.

     In June 1996, Mr. Neveau, Chairman of the Board of Directors, Senior Vice President, and a Director of the Company, resigned his position effective the next shareholders' meeting. As a result, the Company and Mr. Neveau renegotiated the terms of his employment agreement relative to compensation, benefits and stock options. Since May 1997, the Company has been offsetting payments due Mr. Neveau against his outstanding loan balance to the Company. There are no remaining payments due Mr. Neveau and his indebtedness to the Company as of December 31, 1999 was $71,000.

     During the twelve months ended December 31, 1999, the Company incurred legal fees of $77,000 from the law firm of Gibson, Haglund & Paulsen, of which Bruce H. Haglund, general counsel, Director, and Secretary of the Company, is a principal; however, none of such fees have yet been paid.


Report of Compensation Committee

                                            April 15, 2000

Board of Directors
Metalclad Corporation
2 Corporate Plaza 125
Newport Beach, California 92660

     As the Compensation Committee of Metalclad Corporation (the
"Company"), it is our duty to review and recommend the compensation levels for members of the Company's management, evaluate the performance of management and the administration of the Company's various incentive plans.

     The policies and underlying philosophy governing the Company's compensation program are to: maintain a comprehensive program that is competitive in the marketplace, provide opportunities integrating salary and stock rights to compensate short and long-term performance of management, recognize and reward individual accomplishments and allow the Company to retain seasoned executives who are essential to the Company's success.

     In determining management's compensation, this Committee evaluates the compensation paid to management based on their performance, their experience, and the stage of development of the Company. The Committee also takes into account such relevant external factors as general economic conditions, stock price performance, and stock market prices generally.

     Management compensation is composed of salary, bonuses, and options to purchase shares of Common Stock at the fair market value on the date of grant. The Company entered into employment agreements with Messrs. Kesler and Dabbene in January 1998, which established base salaries and minimum bonus amounts. The number of options granted is scaled to the salary of each individual officer.

     The base salaries for executive officers are determined by evaluating the responsibilities of the positions held, the individual's experience, the competitive marketplace, the individual's performance of responsibilities and the individual's overall contribution to the Company. Mr. Kesler's last salary increase was in 1997 and Mr. Dabbene's last salary increase was also in 1997.

     The Committee considers and recommends stock option grants under the Company's stock option plans for key employees and others who make substantial contributions to the long-term financial success of the Company. The Company and the Committee believe that stock options provide strong incentive to increase the value of stockholders' interests. Stock options grants are believed by the Committee to help focus management on the long-term success of the Company. The amount of any stock option grant is based primarily on an individual's responsibilities and position with the Company. Individual awards of options are affected by the Committee's subjective evaluation of factors it deems appropriate such as the assumption of responsibilities, competitive factors and achievements. During 1999, options were granted to Messrs. Kesler and Dabbene for the purchase of 170,000 shares and 100,000 shares, respectively, at an exercise price of $3.00 per share.

     Significant to the Committee's recommendations concerning executive compensation and option grants are significant events which have occurred over time as well as objectives set for the coming year. With regard to the year ended December 31, 1999, the Company a) increased revenues in its insulation business; b) sold its Mexico businesses; c) continued pursuit of the NAFTA claim, including completion of the final hearing; and d) obtained the additional capital necessary to support the Company's operations.

     The executive officers devoted substantial time and effort in achieving the aforementioned objectives while at the same time devoting
significant time to the daily affairs of the Company.   Based on the
performance of management in achieving these objectives in 1999 and the financial condition of the Company, Messrs. Kesler and Dabbene were granted stock options as described above and awarded the minimum bonus amounts of $50,000 and $36,000, respectively, as provided under their respective employment agreements.

                                       Compensation Committee

                                       /s/J. Thomas Talbot
                                       -------------------------------
                                       J. Thomas Talbot, Chairman
                                       Compensation Committee


                                       /s/Raymond J. Pacini
                                       -------------------------------
                                       Raymond J. Pacini, Member
                                       Compensation Committee

         Comparison of Five-Year Cumulative Total Returns
           Performance Report for Metalclad Corporation

          Date      Company   Market    Market   Peer      Peer
                     Index    Index     Count    Index     Count
      ------------  --------  -------   ------  -------    -----

       12/30/1994   100.000   100.000    4660   100.000      6
       01/31/1995    95.652   100.527    4650   104.163      6
       02/28/1995    69.565   105.809    4652    94.257      6
       03/31/1995    67.391   108.953    4646    95.487      6
       04/28/1995    58.696   112.385    4657    92.116      6
       05/31/1995    65.217   115.289    4655    89.690      6
       06/30/1995    71.739   124.622    4672    90.559      6
       07/31/1995   100.000   133.774    4691   103.099      6
       08/31/1995   110.870   136.490    4714   101.344      6
       09/29/1995   119.565   139.634    4710   104.247      5
       10/31/1995    91.304   138.829    4748   101.129      5
       11/30/1995   132.609   142.086    4780   115.004      5
       12/29/1995   139.130   141.335    4820   119.233      5
       01/31/1996   173.913   142.042    4810   139.452      6
       02/29/1996   193.478   147.457    4840   155.425      6
       03/29/1996   163.043   147.952    4879   142.519      6
       04/30/1996   123.913   160.210    4924   129.185      5
       05/31/1996   110.869   167.557    4981   124.697      5
       06/28/1996   106.522   160.004    5035   120.962      5
       07/31/1996    93.478   145.764    5067   103.734      5
       08/30/1996   113.043   153.954    5091   112.881      5
       09/30/1996    80.435   165.725    5097   100.174      5
       10/31/1996    63.043   163.882    5139    80.487      5
       11/29/1996    53.261   174.044    5181    63.659      5
       12/31/1996    63.043   173.898    5177    71.816      5
       01/31/1997    65.217   186.240    5162    74.092      5
       02/28/1997    45.652   175.937    5171    65.905      5
       03/31/1997    43.478   164.466    5170    58.716      5
       04/30/1997    35.870   169.591    5155    54.524      5
       05/30/1997    41.304   188.793    5148    64.687      5
       06/30/1997    53.261   194.600    5132    73.765      5
       07/31/1997    45.652   215.102    5127    91.820      6
       08/29/1997    50.000   214.784    5116    99.455      6
       09/30/1997    47.826   227.516    5106   126.235      6
       10/31/1997    45.652   215.662    5115   126.065      6
       11/28/1997    41.304   216.799    5131   119.384      6
       12/31/1997    38.043   213.068    5082   120.523      6
       01/30/1998    54.348   219.812    5053   114.267      6
       02/27/1998    60.869   240.480    5032   109.973      6
       03/31/1998    38.043   249.367    4994   110.336      6
       04/30/1998    34.783   253.569    4973   103.134      6
       05/29/1998    34.783   239.480    4966    90.767      7
       06/30/1998    35.870   256.207    4944    87.026      7
       07/31/1998    44.565   253.220    4921    73.390      7
       08/31/1998    30.435   203.026    4883    44.811      7
       09/30/1998    33.696   231.195    4822    44.212      7
       10/30/1998    23.913   241.359    4738    48.126      7
       11/30/1998    13.043   265.895    4703    41.925      7
       12/31/1998    14.130   300.440    4653    39.888      7
       01/29/1999    11.956   344.027    4602    45.959      7
       02/26/1999     9.783   313.222    4574    42.052      7
       03/31/1999     7.609   336.872    4518    37.260      7
       04/30/1999    10.870   347.549    4497    36.202      7
       05/28/1999     8.696   338.151    4487    44.930      7
       06/30/1999     6.522   368.620    4469    51.890      7
       07/30/1999     8.696   362.005    4464    52.956      5
       08/31/1999     9.891   377.257    4452    61.237      6
       09/30/1999    13.696   377.473    4424    56.043      6
       10/29/1999    16.522   407.442    4423    60.688      6
       11/30/1999    23.043   456.758    4417    79.816      6
       12/31/1999    19.783   556.913    4405    84.932      6

The index level for all series was set to 100.0 on 12/30/1994.



       Company Index:      CUSIP       Ticker    Sic   Exchange
                          --------     ------    ---   --------
                          59114220      MTLC     1790   NASDAQ

       Fiscal Year-end:   12/31/1999

       Market Index:      Nasdaq Stock Market (US Companies)

       Peer Index:        NASDAQ Stocks (SIC 1790-1799 US)
                          Misc. Special Trade Contractors


-----------------
Prepared by the Center for Research in Security Prices
Produced on 04/26/2000 including data to 12/31/1999
Copyright 2000

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APPROVAL OF 2000 OMNIBUS STOCK OPTION AND INCENTIVE PLAN

     In September, 2000, the Board of Directors of the Company voted to adopt the 2000 Omnibus Stock Option Plan (the "2000 Plan"). The 2000 Plan is intended to provide incentive to key employees and directors of, and key consultants, vendors, customers, and others expected to provide significant services to, the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company and its subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the Company. Pursuant to the terms of the 2000 Plan, the following types of incentives may from time to time be granted on a discretionary basis by the Board or the Committee: incentive stock options ("Incentive Stock Options"), nonstatutory stock options ("Nonstatutory Stock Options"), purchase rights ("Purchase Rights"), stock appreciation rights ("Stock Appreciation Rights"), performance awards ("Performance Awards"), dividend rights ("Dividend Rights"), and stock payments ("Stock Payments"), referred to hereinafter singly as "Award" and collectively as "Awards", as the context may require. The 2000 Plan also provides for the grant of Incentive Stock Options and Nonstatutory Stock Options to members of the Board of Directors on a "formula award" basis as provided in Rule 16b-3 of the Securities Exchange Act of 1934 ("Rule 16b-3"). As of the date of this Proxy Statement, no Awards have been granted pursuant to the 2000 Plan. The complete text of the 2000 Plan appears in the Appendix to this Proxy Statement.

     The 2000 Plan shall be administered by the Board in compliance with Rule 16b-3, or by a Committee (the "Committee") appointed by the Board, which Committee shall be constituted to permit the Plan to comply with Rule 16b-3, and which shall consist of not less than two members, each of whom has not participated in the 2000 Plan by way of receipt of any discretionary grant of an Award, and who will not so participate while serving as a member of the Committee, and each of whom has not participated under any other plan or have received options of the Company during the year preceding adoption of the 2000 Plan by the shareholders at the Meeting. A member of the Board or a Committee member shall in no event participate in any determination relation to Awards held by or to be granted on a discretionary basis to such Board or Committee member.

     All employees of the Company or of a subsidiary of the Company, who may be officers or directors of the Company, and consultants, vendors, customers, and others expected to provide significant services to the Company or any of its subsidiaries, are eligible to participate in the 2000 Plan. No Incentive Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Company or a subsidiary, and except that no Nonstatutory Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Company or a subsidiary other than upon a vote of a majority of disinterested directors finding that the value of the services rendered or to be rendered to the Company or a subsidiary by such non-employee director or non-employee consultant, vendor, customer, or other provider of services is at least equal to the value of the options granted.

     The aggregate number of shares of the Company's authorized but unissued Common Stock which may issued as an Award or which may be issued upon exercise of an Incentive Stock Option or nonstatutory Stock option under the 2000 Plan shall not exceed 1,000,000 shares. The number of shares subject to unexercised options, Stock Appreciation Rights or Purchase Rights granted under the 2000 Plan (plus the number of shares previously issued under the 2000 Plan) shall not at any time exceed the number of shares available for issuance under the 2000 Plan. In the event that any unexercised option, Stock Appreciation Right or Purchase Right, or any portion thereof, for any reason expires or is terminated, or if any shares subject to a restricted stock Award do not vest or are not delivered, the unexercised or unvested shares allocable to such Award may again be made subject to any Award.

     Options. Incentive Stock Options and Nonstatutory Stock Options (together hereinafter referred to as "Option" or "Options," unless the context otherwise requires) shall be evidenced by written stock option agreements in such form as the Committee shall from time to time determine. Each Option shall state the number of Shares to which it pertains, shall state the vesting period and conditions and shall provide for the adjustment thereof in the event that the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Company, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Company is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of the Award.

     The exercise price in the case of any Incentive Stock Option shall not be less than the fair market value on the date of grant and, in the case of any Option granted to an optionee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, shall not be less than 110% of the fair market value on the date of grant. The exercise price in the case of any Nonstatutory Stock Option shall not be less than 85% of the fair market value on the date of grant.

Formula Award Rider

     Members of the Board of Directors who serve on the Company's Compensation Committee are entitled to receive option grants each year in accordance with a "formula award" plan. The 2000 Plan provides that such directors will receive 20,000 Nonstatutory Options exercisable at $3.00 per share upon approval of the 2000 Plan by the shareholders and 20,000 Nonstatutory Options each June 1st thereafter if they are members of the Compensation Committee on that date and exercisable at the fair market value on the date of grant These options vest over a three-year period contingent on the Director's continued service as a member of the Board of Directors.

     The purchase price is be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option agreement so provides, the purchase price may be paid (i) by the surrender of Shares in good form for transfer, owned by the participant and having a fair market value on the date of exercise equal to the purchase price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the fair market value of the Shares so surrendered equals the purchase price, (ii) by cancellation of indebtedness owed by the Company to the participant, (iii) with a full recourse promissory note executed by the participant, or (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note shall be determined by the Board or the Committee. The Board or Committee may require that the participant pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares by released to the participant until such note shall be been paid in full.

     Each Option shall state the time or times which all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of 10 years from the date it was granted, and no Option granted to an optionee who owns more than 10 of the total combined voting power of all classes of outstanding stock of the Company shall be exercisable after the expiration of five years from the date it was granted. During the lifetime of a participant in the 2000 Plan, the Option shall be exercisable only by that participant and shall not be assignable or transferable. In the event of the participant's death, the Option shall not be transferable by the participant other than by will or the laws of descent and distribution.

     Within the limitations of the 2000 Plan, the Board or Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. No modification of an Option shall, without the consent of the participant, alter or impair any rights or obligations under any Option previously granted.

     In the case of Incentive Stock Options granted under the 2000 Plan, the aggregate fair market value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any participant for the first time during any calendar year (under the 2000 Plan and all other plans maintained by the Company shall not exceed $100,000. The Board or Committee may, however, with the participant's consent, authorize an amendment to the Incentive Stock Option which renders it a Nonstatutory Stock Option.

     The stock option agreements authorized under the 2000 Plan may contain such other provisions not inconsistent with the terms of the 2000 Plan (including, without limitation, restrictions upon the exercise of the Option) as the Board or the Committee shall deem advisable.

     Restricted Stock Purchase Agreements. Restricted stock purchase rights (hereinabove defined as "Purchase Rights") shall be evidenced by written stock purchase agreements in such form as the Committee shall from time to time determine. Each Purchase Right shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in the event that the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of the Award.

     Each agreement shall state the purchase price per Share at which the Purchase Right may be exercised, which shall not be less than the fair market value of a Share on the date on which the Purchase Rights are granted. Unless the Board or Committee otherwise determines, the purchase price per Share at which any Purchase Right granted under the 2000 Plan may be exercised shall not be less than the fair market value of a Share as of the date on which the Purchase Right is granted, less a discount equal to not more than 75% of such value.

     Purchase Rights must be exercised within 60 days after the later to occur of (i) Board approval of the grant of the Purchase Right or (ii) delivery of notice of such grant. Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner and shall expire immediately upon the death of the participant or the termination of such participant's employment with the Company.

     The purchase price shall be payable in full in United States dollars upon exercise of the Purchase Right; provided, however, that if the applicable agreement so provides, the purchase price may be paid (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Purchase Right and having a fair market value on the date of exercise equal to the purchase price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the fair market value of the Shares so surrendered equal the Purchase Price, or (ii) with a full recourse promissory note executed by the participant. The interest rate and other terms and conditions of such note shall be determined by the Board or the Committee. The Board or Committee may require that the participant pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares by released to the participant until such note shall be been paid in full. In the event the Company determines that it is required to withhold state or Federal income tax as a result of the exercise of a Purchase Right, as a condition to the exercise thereof, a participant may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements. In addition, the participant shall agree to immediately notify the Company if he or she files an election pursuant to Section 83(b) of the Internal Revenue Code with respect to receipt of the Shares.

     Within the limitations of the 2000 Plan, the Board or the Committee may modify, extend or renew outstanding Purchase Rights or accept the cancellation of outstanding Purchase Rights (to the extent not previously exercised) for the granting of new Purchase Rights in substitution therefor. The foregoing notwithstanding, no modification of a Purchase Right shall, without the consent of the participant, alter or impair any rights or obligations under any Purchase Right previously granted.

     In the event of the voluntary or involuntary termination or cessation of employment or association of a participant with the Company or any Subsidiary for any reason whatsoever, with or without cause (including death or disability), the Company shall, upon the date of such termination, have an irrevocable, exclusive option to repurchase (the "Repurchase Option") all or any portion of the Shares held by the Employee that are subject to the Repurchase Option as of such date at the original purchase price.

     Initially, all of the Shares shall be subject to the Repurchase Option. Thereafter, the Repurchase Option shall lapse and expire, or "vest," as to a specified number of the Shares in accordance with a schedule to be determined by the Board or the Committee, as the case may be, which shall be attached to the stock purchase agreement to be entered into between the participant and the Company. All Shares which continue to be subject to the Repurchase Option are sometimes hereinafter referred to as "Unvested Shares." Within 90 days following the date of the Participant's termination of employment by the Corporation, the Corporation shall notify the Employee as to whether it wishes to repurchase the Unvested Shares pursuant to the exercise of the Repurchase Option. If the Corporation elects to repurchase said Unvested Shares, it shall set a date for the closing of the transaction at the Executive Offices of the Corporation, not later than 30 days from the date such notice.

     Except for transfers to participant's descendants and spouses, the participant shall not transfer by sale, assignment, hypothecation donation or otherwise any of the Shares or any interest therein prior to the release of such Shares from the Repurchase Option. The Company's Repurchase Option may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations. Each stock purchase agreement entered into as provided herein shall provide for a right of first refusal and option on the part of the Company to purchase all or any part of any Shares which are no longer subject to the Repurchase Option which the participant purposes to sell, transfer or otherwise dispose of (except for transfers to participant's descendants and spouses) on the condition that: (a) the participant must notify the Company in writing of any proposed sale, transfer or other disposition of any of the Shares, specifying the proposed transferee, the number of Shares proposed to be transferred, and the price at which such Shares are to be sold, transferred or otherwise disposed; (b) the Company shall have a period of 30 days from receipt of such notice to notify the participant in writing as to whether or not the Company elects to purchase all or a specified portion of such Shares at the lower of (i) price per share set forth in the notice given by the participant, or (ii) the fair market value for a share of the Company's Common Stock, without restrictions, on the date on which the notice is given by participant to the Company, less in either case an amount equal to the discount, if any; (c) if the Company elects not to purchase all of the Shares specified in the notice, the participant may sell, transfer or otherwise dispose of the remaining Shares in strict accordance with the terms specified in the notice within 90 days following the date of the notice. Any transferee of any of such Shares (other than the Company) will take and acquire all of such Shares subject to the continuing right of first refusal and option on the part of the Company to purchase all or any portion of such Shares from the transferee on all of the same terms and conditions as are set forth in the stock purchase agreement, unless the participant shall have paid to the Company, out of the proceeds from the sale of such Shares or otherwise, an amount equal to the lesser of (i) the discount or (ii) the amount by which the fair market value for a share of the Company Common Stock, without restrictions, on the date on which the notice is given by participant to the Company exceeds the price per Share paid by the participant for such Shares.

     Stock Appreciation Rights. Stock Appreciation Rights related or unrelated to Options or other Awards may be granted to eligible employees:
(i) at any time if unrelated to an Award or if related to an Award other than an Incentive Stock Option; or (ii) only at the time of grant of an Incentive Stock Option if related thereto. A Stock Appreciation Right may extend to all or a portion of the shares covered by a related Award.

     A Stock Appreciation Right granted in connection with an Award shall be exercisable only at such time or times, and to the extent, that a related Award is exercisable. A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercisable only when the fair market value of the stock subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option. Upon the exercise of a Stock Appreciation Right, and if such Stock Appreciation Right is related to an Award surrender of an exercisable portion of the related Award, the participant shall be entitled to receive payment of a amount determined by multiplying the difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Award, or if such Stock Appreciation Right is unrelated to an Award, from the fair market value, book value or other measure specified in the Award of such Stock Appreciation Right of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by the number of shares as to which such Stock Appreciation Right has been exercised.

     The Board or the Committee, as the case may be, in its sole discretion, may require settlement of the amount determined under paragraph (i) above solely in cash, solely in shares of Common Stock valued at fair market value, or partly in such shares and partly in cash. Each Stock Appreciation Right and all rights and obligations thereunder shall expire on such date as shall be determined by the Board or the Committee, but not later than 10 years after the date of the Award thereof, and shall be subject to earlier termination as provided in the 2000 Plan.

     Performance Awards. One or more Performance Awards may be granted to any eligible employee. The value of such Awards may be linked to the market value, book value or other measure of the value of the Common stock or other specific performance criteria determined appropriate by the Board or the Committee, in each case on a specified date or over any period determined by the Board or the Committee, or may be based upon the appreciation in the market value, book value or other measure of the value of a specified number of shares of Common stock over a fixed period determined by the Board or the Committee. In making such determinations, the Board or the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the participant.

     Dividend Equivalents. A participant may also be granted Dividend Rights based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the date of grant of the Award and the date such Award is exercised, vests or expires, as determined by the Board or the Committee. Such Dividend Rights shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board or the Committee.

     Stock Payments. The Board or the Committee may approve Stock Payments to eligible employees who elect to receive such payments in the manner determined from time to time by the Board or the Committee. The number of shares shall be determined by the Board or the Committee and may be based upon the fair market value, book value or other measure of the value of such shares on the date the Award is granted or on any date thereafter.

     Loans. The Company may, with the Board's or the Committee's approval, extend one or more loans to participants in connection with the exercise or receipt of outstanding Awards granted under the Plan. Such loans are subject to the following conditions: (i) the principal of the loan shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan less the aggregate par value of any Common Stock deliverable on such event, and the loan proceeds shall be paid directly to the Corporation in consideration of such exercise or receipt; (ii) the initial term of the loan shall be determined by the Board or the Committee; provided that the term of the loan, including extensions, shall not exceed a period of ten years; (iii) the loan shall be with full recourse to the participant, shall be evidenced by the participant's promissory note and shall bear interest at a rate determined by the Board or the Committee but not less than the Company's average cost of funds as of a date within 31 days of the date of such loan, as determined by the Board or the Committee; and iv) in the event a participant terminates his or her employment at the request of the Company, the unpaid principal balance of the note hall become due and payable on the tenth business day after such termination; provided, however, that if a sale of such shares would cause such participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the tenth business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the participant subsequent to such termination. In the event a participant terminates employment other than at the request of the Company, the unpaid principal balance of the note shall become due and payable six months after the date of such termination.

     Termination, Suspension and Amendment. The Board of Directors or the Committee may, at any time, suspend, amend, modify of terminate the 2000 Plan (or any part thereof) and may, with the consent of the recipient of an Award, authorize such modifications of the terms and conditions of such participant's Award as it shall deem advisable. However, no amendment or modification of the 2000 Plan may be adopted without approval by a majority of the shares of the Common Stock represented (in person or by proxy) at a meeting of stockholders at which a quorum is present and entitled to vote thereat, if such amendment or modification would materially increase the benefits accruing to participants under the 2000 Plan within the meaning of Rule 16b-3 under the Exchange Act or any successor provision; materially increase the aggregate number of shares which may be delivered pursuant to Awards granted under the 2000 Plan; or materially modify the requirements of eligibility for participation in the Plan.

     The ratification of the 2000 Plan requires the affirmative vote of the majority of the shares present at the Meeting.

     Neither adoption of the 2000 Plan nor the provisions thereof shall limit the authority of the Board of Directors to adopt other plans or to authorize other payments of compensation and benefits under applicable law.

APPROVAL OF ENGAGEMENT OF AUDITORS

     The Board of Directors has selected Moss Adams, LLP as independent public accountant for the Company for the year ending December 31, 2000, subject to approval by the stockholders of the Company. Prior to such engagement, neither the Company nor anyone on the Company's behalf consulted Moss Adams, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement with Moss Adams, LLP or a reportable event. To the knowledge of the Company, at no time has Moss Adams, LLP had any direct or indirect financial interest in or any connection with the Company other than as independent public accountants. It is anticipated that a representative of Moss Adams, LLP will be available at the Meeting to make a statement if so desired and to respond to appropriate questions.


SUBMISSION OF SHAREHOLDER PROPOSALS

     Stockholders are advised that any stockholder proposal intended for consideration at the 2001 Annual Meeting must be received by the Company on or before February 1, 2001 to be included in any proxy materials prepared for the 2001 Annual Meeting of Stockholders. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company and utilize certified mail-return receipt requested to insure timely delivery of the proposal.

MISCELLANEOUS AND OTHER MATTERS

Financial Statements

     The Company's financial statements for the year ended December 31, 1999, and the year ended December 31, 1998 appear on the pages following page 18 of its 1999 Annual Report on Form 10-K which is being mailed to all stockholders along with this Proxy Statement. Said pages are incorporated herein by reference.

Matters Not Determined at the Time of the Solicitation

     Management knows of no matters to come before the Meeting other than as specified herein. If any other matter should come before the Meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

A COPY OF THE COMPANY'S CURRENT ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, IS BEING MAILED TO EACH SHAREHOLDER TOGETHER WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE ANNUAL REPORT MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY WRITING TO: METALCLAD CORPORATION, 2 CORPORATE PLAZA, SUITE 125, NEWPORT BEACH, CALIFORNIA 92660.



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